EXHIBIT 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Amendment No. 8 to Registration Statement No. 811-09049 on Form N-1A of our report dated November 21, 2000 appearing in September 30, 2000 Annual Report of Mercury Master Select Growth Portfolio.

We also consent to the incorporation by reference in this Registration Statement of our report dated January 18, 2000 appearing in the November 30, 1999 Annual Report of Mercury Master Global Balanced Portfolio.

We further consent to the incorporation by reference in this Registration Statement for Mercury Master Trust of our reports dated July 6, 2000, July 13, 2000, July 14, 2000, July 17, 2000 and July 17, 2000 appearing in the May 31, 2000 Annual Reports of Mercury Master U.S. Large Cap Portfolio, Mercury Master U.S. Small Cap Portfolio, Mercury Master International Portfolio, Mercury Master Pan-European Growth Portfolio, and Mercury Master Gold and Mining Portfolio, respectively

/s/ Deloitte & Touche LLP

Princeton, New Jersey January 4, 2001